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                                                                   EXHIBIT 3(b)



              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                            (After Issuance of Stock)


                            Technology Guardian, Inc.
                            -------------------------
                               Name of Corporation


We the undersigned  David B. Coulter, President   and      Chet Noblett
                  ------------------------------       ---------------------
                    President or Vice President             Secretary or
                                                         Assistant Secretary

of       Technology Guardian, Inc.                       do hereby certify:
  -----------------------------------------------------
           Name of Corporation


        That the Board of Directors of said  corporation at a meeting duly
convened, held on the     15th     day of      January 1999      adopted a
                      ------------       ----------------------

resolution to amend the original articles as follows:

        Article         I       is hereby amended to read as follows:
                 --------------



                    The name of the corporation is eSat Inc.



        The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 16,725,771 that the said change(s) and amendment have been consented to and approved by a majority vote of the stock-holders holding at least a majority of each class of stock outstanding and entitled to vote thereon.


                                                     /s/ Chet Noblett
                                            -----------------------------------
                                                President or Vice President

                                                      /s/ Jeff Hecht
                                            -----------------------------------
                                             Secretary or Assistant Secretary

State of
         -------------------------------

County of
         -------------------------------

        On 1/26/99 personally appeared before me, Notary Public. Chet Noblett & Jeff Hecht who acknowledged that they executed the above instrument.



                                            -----------------------------------
                                            Signature of Notary